MAINSTAY GROUP OF FUNDS

Supplement dated December 15, 2008 (“Supplement”)
to the MainStay Income and Blended Funds Prospectus dated February 28, 2008 (“Prospectus”)

MainStay Diversified Income Fund MainStay Government Fund MainStay Institutional Bond Fund MainStay Intermediate Term Bond Fund	MainStay Income Manger Fund MainStay Tax Free Bond MainStay Total Return Fund

This Supplement updates certain information contained in the above-dated Prospectus.  You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

Index Name Change

Barclays Capital has changed the name of all the Lehman Brothers indices to Barclays Capital1.   Accordingly, with respect to the following Funds, all references to “Lehman Brothers” are hereby replaced with “Barclays Capital” when used with respect to such indices:

•	MainStay Diversified Income Fund
•	MainStay Government Fund
•	MainStay Institutional Bond Fund
•	MainStay Intermediate Term Bond Fund
•	MainStay Income Manger Fund
•	MainStay Tax Free Bond
•	MainStay Total Return Fund

Indexed Bond Fund only:

At a meeting held on December 12, 2008, the Fund’s Board of Directors approved a change in the Fund’s current primary benchmark.  As this Fund is an index fund, the Board also approved respective changes to the Fund’s investment objective, principal investment strategy, and process.  Effective February 27, 2009, all references to the Citigroup Broad Investment Grade Bond Index (the “BIG Index”) as the Fund’s primary broad-based securities market index are hereby replaced with the Barclays Capital U.S. Aggregate Index (“Barclays Capital Aggregate Index”).  As a result, the following changes apply to the Fund’s disclosure in the Prospectus:

1) Replace the first sentence at the top of page 34, regarding the Fund’s investment objective, with the following:

___________________________
1 Barclays Capital recently completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses, and as part of the transaction, Lehman Brothers indices have become part of Barclays Capital.

The Indexed Bond Fund’s investment objective is to seek to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Fund’s primary benchmark index.

2) Replace the Paragraphs under the heading entitled “Principal Investment Strategy” on page 34 with the following:

The Fund normally invests at least 80% of its assets in fixed income securities that NYLIM believes will replicate the performance of the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index includes investment grade corporate bonds, U.S. dollar-denominated foreign securities, U.S. Treasury or agency issues, mortgage-related securities and other securities. Corporate bonds and foreign securities, must be rated BBB or better by S&P or Baa or better by Moody’s Investor Service, Inc. (‘‘Moody’s’’).  The Fund also may invest in dollar rolls. A dollar roll is a transaction in which the Fund sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

3) Replace the Paragraphs under the heading entitled “Investment Process” on page 34 with the following:

NYLIM, the Fund’s Manager, employs a specialized method to track performance of the Barclays Capital Aggregate Index. Using this method, the Fund invests in fixed income securities which, in the aggregate, are expected to mirror the performance of the Barclays Capital Aggregate Index. From time to time, adjustments may be made in the Fund’s portfolio because of changes in the characteristics of the composition of the Barclays Capital Aggregate Index.  The correlation between the investment performance of the Fund and the Barclays Capital Aggregate Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Barclays Capital Aggregate Index.

The Fund’s principal investments may have fixed, variable, floating or inverse floating rates of interest.

The average life of the securities in the Fund’s portfolio will approximate that of securities in the Barclays Capital Aggregate Index, which will vary from time to time.

As part the Fund’s investment process, the Manager may lend portfolio securities.

4) Delete reference to, and the definition of, the Citigroup Broad Investment Grade Bond Index in the left margin on page 34.

5) Replace the second Paragraph under the section entitled “Principal Risks” on page 35, with the following:

There is no assurance that the investment performance of the Fund will equal or exceed that of the Barclays Capital Aggregate Index. If the value of the Barclays Capital Aggregate Index declines, the NAV of shares of the Fund are also likely to decline. The Fund’s ability to track the Barclays Capital Aggregate Index may be affected by, among other things:
•	transaction costs;
•	changes in either the composition of the Barclays Capital Aggregate Index or the number of bonds outstanding for the components of the Barclays Capital Aggregate Index; and
•	timing and amount of contributions to and redemptions from the Fund by shareholders.

6) The Average Annual Total Returns chart and footnotes on page 36 of the Prospectus are hereby amended to include the following information for the Barclays Capital Aggregate Index:

	1 Year	5 Years	10 Years
Barclays Capital U.S. Aggregate Bond Index [1]	6.97%	4.42%	5.97%
Citigroup Broad Investment Grade Bond Index[2]	7.22%	4.55%	6.03%

[1]
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays’ indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index.  To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million.  Results assume reinvestment of all income and capital gains.   The Fund has selected the Barclays Capital U.S. Aggregate Bond Index as its primary benchmark index in replacement of the Citigroup Broad Investment Grade (BIG) Bond Index.  The Fund selected the Barclays Capital U.S. Aggregate Bond Index  because it believes that this index is more reflective of the Fund’s investment style.  You cannot invest directly in an index.

[2]
The Citigroup Broad Investment Grade (BIG) Bond Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities, and is generally considered representative of the U.S. bond market.  You cannot invest directly in an index.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

MAINSTAY GROUP OF FUNDS

Supplement dated December 15, 2008 (“Supplement”)
to the MainStay Income and Blended Funds Prospectus dated February 28, 2008 (“Prospectus”)

MainStay Cash Reserves Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund

This Supplement updates certain information contained in the above-dated Prospectus.  You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

From time to time, New York Life Investment Management LLC, the Funds’ Manager (“Manager”) may limit expenses of the MainStay Cash Reserves Fund, MainStay Money Market Fund and/or MainStay Principal Preservation Fund (each a “Fund”) to the extent it deems appropriate to enhance the yield of a Fund, or a particular class of a Fund, during periods when expenses have a significant impact on the yield of a Fund, or a particular class of a Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to a Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.